UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2004

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Formerly BANK ONE, DELAWARE, NATIONAL ASSOCIATION)
                           (Originator of the Issuer)

                       FIRST USA CREDIT CARD MASTER TRUST
                (Issuer of the First USA Collateral Certificate)

                         CHASE CREDIT CARD MASTER TRUST
                  (Issuer of the Chase Collateral Certificate)

                              CHASE ISSUANCE TRUST
                       (Formerly BANK ONE ISSUANCE TRUST)
                             (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)

             Delaware                    333-118423           22-2382028
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  (State or other jurisdiction of       (Commission          (IRS Employer
           incorporation)               File Number)       Identification No.)

             Chase Manhattan Bank USA, National Association          19711
                     White Clay Center Building 200
                               Route 273
                            Newark, Delaware
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                (Address of principal executive offices)           (Zip Code)
       Registrant's telephone number, including area code (302) 575-5000

                            BANK ONE ISSUANCE TRUST
              201 North Walnut Street, Wilmington, Delaware 19801
                       (Commission File Number 333-67076)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

                  On October 1, 2004, Bank One, Delaware, National Association (formerly First USA Bank, National Association) ("Bank One") a national banking association with its main office in Wilmington, Delaware merged with Chase Manhattan Bank USA, National Association ("Chase USA"), a national banking association with its main office in Newark, Delaware,, with Chase USA as the surviving entity.

                  Pursuant to the Assignment and Assumption Agreement (the "Assignment and Assumption Agreement"), dated as of October 1, 2004, by Chase USA, in favor of and for the benefit of Wells Fargo Bank, National Association ("Wells Fargo") (the "Indenture Trustee" and "Collateral Agent") of the Bank One Issuance Trust, a Delaware statutory trust, Chase USA has (1) assumed the performance of every covenant and obligation of the Transferor under the Transfer and Servicing Agreement and (2) assumed the performance of every covenant and obligation of the Servicer under the Transfer and Servicing Agreement. The Assignment and Assumption Agreement is being filed as Exhibit
10.1 to this current report on Form 8-K.

                  Bank One Issuance Trust, the Issuer of the ONEseries notes, changed its name to Chase Issuance Trust as of October 13, 2004.

                  On October 15, 2004, Chase USA formalized the succession by merger to Bank One's role as Originator, Depositor, Transferor and Servicer of the First USA Master Trust and Bank One Issuance Trust by amending the following series of documents:

o the Amended and Restated Transfer and Servicing Agreement (the "Transfer and Servicing Agreement"), dated as of October 15, 2004, between Chase Issuance Trust, by Chase USA, as Beneficiary and Wells Fargo, as Indenture Trustee and Collateral Agent. The Transfer and Servicing Agreement was previously filed as Exhibit 4.13 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004;

o the Second Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of October 15, 2004, between Chase USA, as Transferor, and Wilmington Trust Company, as Owner Trustee of the Chase Issuance Trust. The Trust Agreement was previously filed as
         Exhibit 4.14 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004;

o the Amended and Restated Indenture (the "Indenture"), dated as of October 15, 2004, between Chase Issuance Trust, by Chase USA, as Beneficiary, Wells Fargo, as Indenture Trustee and acknowledged and accepted by Chase USA, as Servicer. The Indenture was previously filed as Exhibit 4.1 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004;

o the Amended and Restated Asset Pool One Supplement (the "Asset Pool One Supplement"), dated as of October 15, 2004, between Chase Issuance Trust, by Chase USA, as Beneficiary, and Wells Fargo, as Indenture Trustee and Collateral Agent and acknowledged by Chase USA, as Transferor, Servicer and Administrator. The Asset Pool One Supplement was previously filed as Exhibit 4.2 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004;

o the Amended and Restated Series 2002-CC Supplement (the "Series 2002-CC Supplement"), dated as of October 15, 2004, between Chase USA, as Transferor and Servicer, and the Bank of New York (Delaware) as Master Trust Trustee. The Series 2002-CC Supplement was previously filed as Exhibit 4.11 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004; and

o the Amended and Restated CHASEseries Indenture Supplement (the "Indenture Supplement"), dated as of October 15, 2004, between Chase Issuance Trust, by Chase USA, as Beneficiary, and Wells Fargo, as Indenture Trustee and Collateral Agent. Pursuant to the Indenture Supplement, the outstanding ONEseries Notes previously issued and the new notes to be issued by the Chase Issuance Trust shall hereafter be referred to as the CHASEseries Notes. The Indenture Supplement was previously filed as Exhibit 4.3 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004.

                  On October 15, 2004, Chase USA also signed a Fourth Amendment to the Third Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") with The Bank of New York as Trustee. The Pooling and Servicing Agreement was previously filed as Exhibit 4.10 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004.

                  On October 20, 2004, Chase USA executed the 2004-CC Supplement (the "Series 2004-CC Supplement") to the Pooling and Servicing Agreement, and issued a collateral certificate (the "Chase Collateral Certificate") in the initial amount of $500,000,000. The Chase Collateral Certificate, which represents an undivided interest in the assets of the Chase Credit Card Master Trust, has been deposited by Chase USA in the Chase Issuance Trust. The Chase Collateral Certificate has been pledged by the Chase Issuance Trust to Wells Fargo, as Indenture Trustee to secure certain notes to be issued from time to time by the Chase Issuance Trust. The Form of the Series 2004-CC Supplement, which includes the Form of Chase Collateral Certificate as an Exhibit, was previously filed as Exhibit 4.12 to Amendment No. 1 to Form S-3 (Registration Statement No. 333-118423) on October 18, 2004. The Series 2004-CC Supplement, which includes the Chase Collateral Certificate as an Exhibit, is being filed as Exhibit 10.2 to this current report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

           Exhibit        Description
           -------        -----------

             10.1         Assignment and Assumption Agreement,
                          dated as of October 1, 2004

             10.2         Series 2004-CC Supplement,
                          dated as of October 20, 2004

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 3, 2004


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION as Originator, Depositor, Transferor and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and Chase Issuance Trust


                                By:     /s/ Patricia M. Garvey
                                        -----------------------------
                                        Name:    Patricia M. Garvey
                                        Title:   Vice President